SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-A


FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO
SECTION 12(b) OR (g) OF THE SECURITIES EXCHANGE ACT OF 1934


CATERPILLAR INC.
(Exact name of registrant as specified in its charter)


Delaware
(State or other jurisdiction of incorporation)


1-768
(Commission File Number)


37-0602744
(IRS Employer I.D. No.)


100 NE Adams Street, Peoria, Illinois
(Address of principal executive offices)


61629
(Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

 Title of each class to be so registered:

  Rights to Purchase Series A Junior Participating Preferred Stock


 Name of each exchange on which each class is to be registered:

  New York Stock Exchange
  Pacific Stock Exchange
  Chicago Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:

 None



SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              CATERPILLAR INC.




Dated:  December 11, 1996              By:  /s/R. Rennie Atterbury III
                                               R. Rennie Atterbury III
                                                   Vice President